SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 12/25/96
                        (Date of earliest event reported)


                     JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1996-C2
        (Exact name of registrant as specified in governing instruments)



                                    New York
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Place, 5th Floor
                                Boston, MA 02110
              (Address of Principal Executive Offices) (Zip Code)

                                 (202) 664-5500
              (Registrant's telephone number, including area code)


                        Commission File Number 333-16397

                 04-3342274(I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)

                    JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1996-C2
                                    FORM 8-K


                                     INDEX



ITEM                  DESCRIPTION                    PAGE NUMBER

Item 5.               Other Event                    3

Item 7.               Financial Statements and
                      Exhibits                       3

                      Signatures                     3

Exhibit A             Trustee's Report to
                      Bondholders                    4

                    JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1996-C2


                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange
Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1996-C2
                                  (Registrant)

Date:  12/25/96

  By:
  Name:David Shepherd
Title: Assistant Secretary

State Street Bank and Trust Company
as Trustee

J. P. Morgan Commercial Mortgage Finance Corp.
Mortgage Pass-Through Certificates
Series 1996-C2
B193
Trustee's Report to Certificateholders         Payment Date:  December 25, 1996

                                                                                     Ending
           Certificate        Interest          Principal         Interest           Balance
Class      Rate               Type              Distribution      Distribution       Factor
Regular
A          0.06470000         Fixed             1.51787           5.31394            0.98407
AX*        0.02255740         Variable          0.00000           1.85268            0.98407
B          0.06800000         Fixed             0.00000           5.66667            1.00000
C          0.07000000         Fixed             0.00000           5.83333            1.00000
D          0.07300000         Fiixed            0.00000           6.08333            1.00000
DX*        0.01692407         Variable          0.00000           1.41034            1.00000
E          0.08725740         Variable          0.00000           7.27145            1.00000
F          0.08725740         Variable          0.00000           7.27145            1.00000
G          0.08725740         Variable          0.00000           7.27145            1.00000
NR         0.08725740         Variable          0.00000           7.27145            1.00000
R-I        0.00000000         N/A               0.00000           0.00000            0.00000
R-II       0.00000000         N/A               0.00000           0.00000            0.00000
R-III      0.00000000         N/A               0.00000           0.00000            0.00000

Class DX Components
DX-B*      0.01925740         Variable          0.00000           11.77239           1.00000
DX-C*      0.01725740         Variable          0.00000           10.54975           1.00000
DX-D*      0.01425740         Variable          0.00000           8.71580            1.00000
* Notional Class




Payment Summary
         Principal       Principal    Interest      Interest       Total
Class    Payable         Adjustments  Payable       Adjustments    Payable
Regular
A        314,442.85      0.00         1,100,841.05  0.00           1,415,283.90
AX*      0.00            0.00         383,803.89    0.00           383,803.89
B        0.00            0.00         94,945.00     0.00           94,945.00
C        0.00            0.00         97,737.50     0.00           97,737.50
D        0.00            0.00         101,926.25    0.00           101,926.25
DX*      0.00            0.00         70,890.68     0.00           70,890.68
E        0.00            0.00         182,760.62    0.00           182,760.62
F        0.00            0.00         16,607.99     0.00           16,607.99
G        0.00            0.00         77,528.20     0.00           77,528.20
NR       0.00            0.00         66,486.58     0.00           66,486.58
R-I      0.00            0.00         0.00          0.00           0.00
R-II     0.00            0.00         0.00          0.00           0.00
R-III    0.00            0.00         0.00          0.00           0.00

Total    314,442.85      0.00         2,193,527.76  0.00           2,507,970.61

Class DX Components
DX-B*    0.00            0.00         26,888.14     0.00           26,888.14
DX-C*    0.00            0.00         24,095.64     0.00           24,095.64
DX-D*    0.00            0.00         19,906.89     0.00           19,906.89
* Notional Class




Advances
                                Begining  Current      Recoveries   Outstanding

Principal Advances              0.00      4,941.24     0.00         4,941.24
Interest Advances               0.00      38,571.27    0.00         38,571.27
Total Advances                  0.00      43,512.51    0.00         43,512.51

Servicing Advances              0.00      0.00         0.00         0.00

Current Interest on Advances                                        0.00
Cumulative Interest on Advances                                     0.00

Primary Servicing Fee                                               31,423.20
Master Servicing Fee                                                12,569.29
Special Servicing Fee                                               0.00




Principal Distribution Detail
           Beginning        Principal      Realized    Principal   Net Principal    Ending
Class      Balance          Payable        Loss        Adjustment  Payments         Balance
A          204,174,537.08   314,442.85     0.00        0.00        314,442.85       203,860,094.23
AX*        204,174,537.08   0.00           0.00        0.00        0.00             203,860,094.23
B          16,755,000.00    0.00           0.00        0.00        0.00             16,755,000.00
C          16,755,000.00    0.00           0.00        0.00        0.00             16,755,000.00
D          16,755,000.00    0.00           0.00        0.00        0.00             16,755,000.00
DX*        50,265,000.00    0.00           0.00        0.00        0.00             50,265,000.00
E          25,134,000.00    0.00           0.00        0.00        0.00             25,134,000.00
F          2,284,000.00     0.00           0.00        0.00        0.00             2,284,000.00
G          10,662,000.00    0.00           0.00        0.00        0.00             10,662,000.00
NR         9,143,511.00     0.00           0.00        0.00        0.00             9,143,511.00
R-I        0.00             0.00           0.00        0.00        0.00             0.00
R-II       0.00             0.00           0.00        0.00        0.00             0.00
R-III      0.00             0.00           0.00        0.00        0.00             0.00

Total      301,663,048.08   314,442.85     0.00        0.00        314,442.85       301,348,605.23

Class DX Components
DX-B*      16,755,000.00    0.00           0.00        0.00        0.00             16,755,000.00
DX-C*      16,755,000.00    0.00           0.00        0.00        0.00             16,755,000.00
DX-D*      16,755,000.00    0.00           0.00        0.00        0.00             16,755,000.00
* Notional Class




Interest Distribution Detail
           Accrued        CVA             Prepayment  Prior Unpaid Current Unpaid   Interest          Net
Class      Interest       Interest Amount Premium     Int Amt      Interest         Adjustment        Interest
A          1,100,841.05   0.00            0.00        0.00         0.00             0.00              1,100,841.05
AX*        383,803.89     0.00            0.00        0.00         0.00             0.00              383,803.89
B          94,945.00      0.00            0.00        0.00         0.00             0.00              94,945.00
C          97,737.50      0.00            0.00        0.00         0.00             0.00              97,737.50
D          101,926.25     0.00            0.00        0.00         0.00             0.00              101,926.25
DX*        70,890.68      0.00            0.00        0.00         0.00             0.00              70,890.68
E          182,760.62     0.00            0.00        0.00         0.00             0.00              182,760.62
F          16,607.99      0.00            0.00        0.00         0.00             0.00              16,607.99
G          77,528.20      0.00            0.00        0.00         0.00             0.00              77,528.20
NR         66,486.58      0.00            0.00        0.00         0.00             0.00              66,486.58
R-I        0.00           0.00            0.00        0.00         0.00             0.00              0.00
R-II       0.00           0.00            0.00        0.00         0.00             0.00              0.00
R-III      0.00           0.00            0.00        0.00         0.00             0.00              0.00

Total      2,193,527.76   0.00            0.00        0.00         0.00             0.00              2,193,527.76

Class DX Components
DX-B*      26,888.14      0.00            0.00        0.00         0.00             0.00              26,888.14
DX-C*      24,095.64      0.00            0.00        0.00         0.00             0.00              24,095.64
DX-D*      19,906.89      0.00            0.00        0.00         0.00             0.00              19,906.89
* Notional Class

